/X/   PLEASE MARK VOTES
      AS IN THIS EXAMPLE


                                  REVOCABLE PROXY
                                AIRNET SYSTEMS, INC.
                      PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON JULY 14, 1998
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



     The undersigned holder(s) of common shares of AirNet Systems, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Gerald G. Mercer and Eric P. Roy, and each of them, the Proxy or Proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on July 14, 1998, at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio, at 10:00 a.m., local time, and any adjournment(s) thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at such Annual Meeting or at any adjournment(s) thereof:

     1. TO APPROVE THE ACQUISITION OF ONE-FIFTH OR MORE BUT LESS THAN ONE-THIRD OF THE VOTING POWER OF THE COMPANY BY THE STOCKHOLDERS OF Q INTERNATIONAL COURIER, INC.

     / / FOR        / / AGAINST              / / ABSTAIN


     2. TO ELECT AS DIRECTORS OF THE COMPANY ALL OF THE NOMINEES LISTED BELOW TO SERVE FOR TERMS OF ONE YEAR EACH (EXCEPT AS MARKED TO THE CONTRARY BELOW.)*

     / / FOR             / / WITHHOLD AUTHORITY        / / FOR ALL EXCEPT

               Gerald G. Mercer              Tony C. Canonie, Jr.
               Eric P. Roy                   Russell M. Gertmenian
               Roger D. Blackwell            J.F. Keeler, Jr.

 *INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

        ---------------------------------------------------------------

     3. TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE AIRNET SYSTEMS, INC. 1996 INCENTIVE STOCK PLAN.

     / / FOR        / / AGAINST              / / ABSTAIN

     4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS (NONE KNOWN AT THE TIME OF SOLICITATION OF THIS PROXY) AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(s) THEREOF.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY IN THE BOX BELOW.
                                                           --------------------
----------------------------------------------------------- DATE


-------------------------------------------------------------------------------
SHAREHOLDER SIGN ABOVE  -- CO-HOLDER (IF ANY) SIGN ABOVE
-------------------------------------------------------------------------------

DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.


                                AIRNET SYSTEMS, INC.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 2 AS DIRECTORS OF THE COMPANY AND FOR PROPOSALS NO. 1 AND 3.

     WHERE A CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 2 AS DIRECTORS OF THE COMPANY AND FOR PROPOSALS NO. 1 AND 3. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT/PROSPECTUS IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

     ALL PROXIES PREVIOUSLY GIVEN OR EXECUTED BY THE ABOVE SIGNED ARE HEREBY REVOKED. The above signed acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement/Prospectus for the July 14, 1998 meeting and the Annual Report to Shareholders for the fiscal year ended December 31, 1997.


     Please sign exactly as your name appears hereon. When common shares are registered in two names, both shareholders should sign. When signing as executor, administrator, trustee, guardian, attorney or agent, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If shareholder is a partnership or other entity, please sign in entity name by an authorized person. (Please note any change of address on this proxy card.)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                AIRNET SYSTEMS, INC.
          PLEASE ACT PROMPTLY -- SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

                                        -2-